Unit Activity	12 Months Ended
Dec. 31, 2015
Partners' Capital Notes [Abstract]
UNIT ACTIVITY

11.	UNIT ACTIVITY
Activity in the number of units was as follows:

	Common			General Partner
	Public	Valero	Subordinated		Total
Balance as of December 31, 2012	—	—	—	—	—
Units issued to Valero Energy Corporation in connection with Contributed Assets	—	11,539,989	28,789,989	1,175,102	41,505,080
Units issued in initial public offering (a)	17,250,000	—	—	—	17,250,000
Balance as of December 31, 2013	17,250,000	11,539,989	28,789,989	1,175,102	58,755,080
Unit-based compensation	5,208	—	—	—	5,208
Balance as of December 31, 2014	17,255,208	11,539,989	28,789,989	1,175,102	58,760,288
Unit-based compensation	4,443	—	—	—	4,443
Units issued in connection with the Acquisitions (see Note 3)	—	3,478,613	—	70,992	3,549,605
Units issued in public offering (b)	4,250,000	—	—	—	4,250,000
General partner units issued to maintain 2% interest (c)	—	—	—	86,735	86,735
Balance as of December 31, 2015	21,509,651	15,018,602	28,789,989	1,332,829	66,651,071

(a) On December 16, 2013, we completed the IPO of 17,250,000 common units at a price of $23.00 per unit and received gross proceeds of $396.8 million. After deducting the underwriting discount, structuring fees, and other offering costs of $27.6 million, our net proceeds were $369.2 million.
(b) On November 24, 2015, we completed a public offering (the 2015 Offering) of 4,250,000 common units at a price of $46.25 per unit and received gross proceeds of $196.6 million. After deducting the underwriting discount and other offering costs totaling $7.7 million, our net proceeds were $188.9 million.
(c) Concurrent with the 2015 Offering, our general partner contributed $4.0 million in exchange for 86,735 general partner units to maintain its 2.0 percent general partner interest in the Partnership.